UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2025

United Parks & Resorts Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6240 Sea Harbor Drive
Orlando, Florida		32821
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 407 226-5011

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PRKS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer and Treasurer

On October 22, 2025, James Mikolaichik informed United Parks & Resorts Inc. (the “Company”) that Mr. Mikolaichik was resigning his position as Chief Financial Officer and Treasurer of the Company effective as of November 15, 2025 in order to pursue another opportunity. Mr. Mikolaichik’s decision to resign his position is not the result of any disagreements with the Company on any matter relating to its financial statements, internal control over financial reporting, operations, policies or practices.

Appointment of Interim Chief Financial Officer and Treasurer

Effective as of November 15, 2025, the Company appointed James ("Jim") W. Forrester, Jr., the Company’s Senior Vice President, Finance, to serve as Interim Chief Financial Officer and Treasurer until a permanent Chief Financial Officer and Treasurer is appointed. Mr. Forrester, 57, has served as the Company’s Senior Vice President, Finance since November 2024. Prior to that he served as the Company’s Interim Chief Financial Officer from January 2023 to November 2024, and Vice President, Finance for SeaWorld Orlando, Aquatica Orlando and Discovery Cove from February 2019 to January 2023. Prior to that, he served as Vice President of Operations, Finance, Human Resources and Revenue Management for ICON Orlando 360 from October 2017 to February 2019. Additionally, Mr. Forrester has more than two decades of theme park finance and operations experience including at the Walt Disney Company, Walt Disney World Resort, and Hershey Entertainment & Resorts, among others.

There are no arrangements or understandings between Mr. Forrester and any other persons pursuant to which Mr. Forrester was elected to serve as Interim Chief Financial Officer and Treasurer. There are no family relationships between Mr. Forrester and any director or executive officer of the Company, and there are no transactions between Mr. Forrester and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company has not yet determined any changes to Mr. Forrester’s compensation as a result of his appointment as Interim Chief Financial Officer and Treasurer and will file an amendment to this Form 8-K containing such information within four business days after the information is determined or becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARKS & RESORTS INC.

Date:	October 28, 2025	By:	/s/ G. Anthony (Tony) Taylor
		Name: Title:	G. Anthony (Tony) Taylor Chief Legal Officer, General Counsel and Corporate Secretary